SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2005


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-25148                   11-2974651
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(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


425B Oser Avenue, Hauppauge, New York                                   11788
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing
Rule or Standard; Transfer of Listing.

     On November 28, 2005, Global Payment Technologies, Inc. (the "Company") received a notice from NASDAQ (the "Notice") that it was no longer in compliance with NASDAQ's audit committee requirements due to Mr. Stephen Nevitt's resignation from the Company's audit committee, resulting in only two independent members presently remaining on such committee. The Notice said that the Company will be provided a cure period until the earlier of the Company's next annual shareholders' meeting or November 8, 2006 in order to regain compliance. The Notice also requested certain documents to be sent to NASDAQ for review.

     On November 30, 2005, the Company issued a press release, attached to this Current Report on Form 8-K (the "Report") as Exhibit 99.1, reporting that it had received the Notice and the response anticipated by the Company.

     The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     Item 9.01. Financial Statements and Exhibits.

     (d)    Exhibits.
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              99.1          Press Release dated November 30, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2005

                                 GLOBAL PAYMENT TECHNOLOGIES, INC.



                                 By: [/s/ Stephen Nevitt]
                                     --------------------
                                    Name:  Stephen Nevitt
                                    Title: President and Chief Executive Officer

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                                  Exhibit Index

                  Exhibit No.         Description
                  -----------         -----------
                  99.1                Press Release dated November 30, 2005


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